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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 12, 2004

                             STRAYER EDUCATION, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)


         Maryland                           000-21039            52-1975978
-------------------------------        ----------------       ----------------
(State or other jurisdiction of        (Commission File       (I.R.S. Employer
incorporation or organization)             Number)           Identification No.)


         1100 Wilson Boulevard Suite 2500 Arlington, VA        22209
         ----------------------------------------------      ---------
         (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code: (703) 247-2500
                                 Not applicable
          (Former name or former address, if changed since last report)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit 99.01 Press Release Dated February 12, 2004. (The information contained in the February 12, 2004 Press Release is deemed furnished under Item 12.)

Item 12.  Results of Operation and Financial Condition.

On February 12, 2004 Strayer Education, Inc. announced fourth quarter 2003 and full year enrollment, revenues and earnings. The February 12, 2004 Press Release is attached hereto as an exhibit and incorporated herein by reference. The information contained in the February 12, 2004 Press Release is deemed furnished under this Item 12.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Strayer Education, Inc.

Date:  February 12, 2004                    By: /s/ Mark C. Brown
                                                --------------------------------
                                                Mark C. Brown
                                                Senior Vice President and
                                                Chief Financial Officer


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                                  EXHIBIT INDEX


EXHIBIT       DESCRIPTION
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 99.01        Press Release dated February 12, 2004



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